Exhibit 99.1
GARDNER DENVER, INC.
LONG-TERM INCENTIVE PLAN
As Amended and Restated
1. Purpose
          The purpose of the Gardner Denver, Inc. Long-Term Incentive Plan (the “Plan”) is to promote the long-term financial interests of Gardner Denver, Inc. (the “Company”), including its growth and performance, by encouraging employees of the Company and its subsidiaries to acquire an ownership position in the Company, enhancing the ability of the Company to attract and retain employees of outstanding ability, and providing employees with an interest in the Company parallel to that of the Company’s stockholders.
2. Definitions
          2.1 “Administrative Policies” means the administrative policies and procedures adopted and amended from time to time by the Committee to administer the Plan.
          2.2 “Award” means any form of stock option, stock appreciation right, restricted stock award, performance share or long-term cash bonus granted under the Plan, whether singly, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions and limitations, if any, as the Committee may establish by the Award Agreement or otherwise.
          2.3 “Award Agreement” means a written agreement with respect to an Award between the Company and a Participant establishing the terms, conditions, restrictions and limitations applicable to an Award. To the extent an Award Agreement is inconsistent with the terms of the Plan, the Plan shall govern the rights of the Participant thereunder.
          2.4 “Base Salary” means the base salary paid by the Company to the Participant, exclusive of any bonuses, commissions or other actual or imputed income from any Company-provided benefits or perquisites, but prior to any reductions for salary deferred pursuant to any deferred compensation plan or for contributions to a plan qualifying under Section 401(k) of the Code or contributions pursuant to a cafeteria plan under Section 125 of the Code.
          2.5 “Base Salary Factor” means a multiplier expressed as a percentage of the Executive Officer’s Base Salary, as determined by the Committee pursuant to Section 12.3 of the Plan for purposes of calculating an Executive Officer’s Long-Term Cash Bonus.
          2.6 “Board” shall mean the Board of Directors of the Company.

          2.7 “Business Criteria” means any one, or a combination, of the following: (i) revenues of the Company; (ii) operating income of the Company; (iii) net income of the Company; (iv) earnings per share of the Company’s Common Stock; (v) earnings before taxes of the Company; (vi) the Company’s return on equity; (vii) cash flow of the Company; or (viii) Company stockholder total return.
          2.8 “Change of Control” means the occurrence of any one of the following events:
     (i) any “person” (as defined in Sections 13(d) and 14(d) of U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, or any corporation owned, directly or indirectly, by the stockholders of the company in substantially the same proportions as their ownership of stock of the Company, acquires “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) of securities representing 20% of the combined voting power of the Company; or
     (ii) during any period of not more than two consecutive years, individuals who, at the beginning of such period, constitute the Board and any new directors (other than any director designated by a person who has entered into an agreement with the Company to effect a transaction described in subsections 2.8(i), 2.8(iii), or 2.8(iv) of this Plan) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board; or
     (iii) the stockholders of the Company approve and the Company consummates a merger other than (A) a merger that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company and any Subsidiary, at least 50% of the combined voting power of all classes of stock of the Company or such surviving entity outstanding immediately after such merger or (B) a merger effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or
     (iv) the stockholders of the Company approve and the Company consummates a plan of complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company.

          2.9 “Change of Control Price” means the higher of (i) the Fair Market Value on the date of determination of the Change of Control or (ii) the highest price per share actually paid for the Common Stock in connection with the Change of Control of the Company.
          2.10 “Code” means the Internal Revenue Code of 1986, as amended from time to time.
          2.11 “Committee” means the Management Development and Compensation Committee of the Board, or such other committee designated by the Board to administer the Plan, provided that the Committee shall be constituted so as to satisfy any applicable legal requirements, including the requirements of Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code, or any respective successor rule or statute.
          2.12 “Common Stock” means the Common Stock, par value $0.01 per share, of the Company.
          2.13 “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          2.14 “Executive Officer” means the Chairman, Chief Executive Officer, President, any Executive Vice President, any Senior Vice President, any senior officer reporting directly to the Chief Executive Officer and any other Vice President or senior executive or officer designated by the Chief Executive Officer.
          2.15 “Fair Market Value” means the market close price of a share of Common Stock as reported on the composite tape for securities listed on the Stock Exchange for the applicable date, provided that if no sales of Common Stock were made on the Stock Exchange on that date, the market close price as reported on the composite tape for the preceding day on which sales of Common Stock were made.
          2.16 “Long-Term Cash Bonus” means a payment in cash of an Executive Officer’s Payment Opportunity.
          2.17 “Payment Opportunity” means the amount determined pursuant to any bonus formula established by the Committee for an Executive Officer for a given Performance Period pursuant to Section 12.3 of the Plan, taking into account the actual achievement of the relevant Performance Targets and the Executive Officer’s Base Salary Factor.
          2.18 “Performance Period” means a stated period over which the Company’s performance is measured for purposes of Awards under the Plan. The duration of Performance Periods may vary with respect to different types of Awards under the Plan, as determined by the Committee.
          2.19 “Performance Shares” means Awards in the form of shares of Common Stock that may be earned pursuant to the terms set forth in Section 10 of the Plan.
          2.20 “Performance Targets” means the predetermined goal or goals established by the Committee in writing (which may be cumulative or alternative) based upon one, or any combination, of the Business Criteria.
          2.21 “Participant” means an officer or employee of the Company or its subsidiaries who is selected by the Committee to participate in the Plan, and nonemployee directors of the Company to the extent provided in Section 11 hereof.
          2.22 “Stock Exchange” means the composite tape of the New York Stock Exchange (“NYSE”) or, if the Common Stock is no longer included on the NYSE, then such other market price reporting system on which the Common Stock is traded or quoted designated by the Committee after it determines that such other exchange is both reliable and reasonably accessible.
3. Administration
          3.1 The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of a majority of a quorum shall be the acts of the Committee.
          3.2 Subject to the provisions of the Plan, the Committee (i) shall select the Participants, determine the type of Awards to be made to Participants, determine the shares or share units subject to Awards, and (ii) shall have the authority to interpret the Plan, to establish, amend, and rescind any Administrative Policies, to determine the terms and provisions of any agreements entered into hereunder, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem desirable to carry it into effect. The determinations of the Committee in the administration of the Plan, as described herein, shall be final and conclusive, provided, however, that no action shall be taken which will prevent the options granted under Section 11 or any Award granted under the Plan from meeting the requirements for exemption from Section 16(b) of the Exchange Act, or subsequent comparable statute, as set forth in Rule 16b-3 of the Exchange Act or any subsequent comparable rule; and, provided further, that no action shall be taken which will prevent Awards that are intended to constitute “qualified performance-based compensation,” within the meaning of Section 162(m) of the Code, from doing so.
          3.3 Notwithstanding the powers and authorities of the Committee under the Plan, the Committee shall not permit the repricing of stock options by any method, including by cancellation and reissuance.
          3.4 In order to enable Participants who are foreign nationals or employed outside the United States, or both, to receive Awards under the Plan, the Committee may adopt such amendments, Administrative Policies, subplans and the like as are necessary or advisable, in the opinion of the Committee, to effectuate the purposes of the Plan.

4. Eligibility
          All employees of the Company and its subsidiaries who have demonstrated significant management potential or who have the capacity for contributing in a substantial measure to the successful performance of the Company, as determined by the Committee, are eligible to be Participants in the Plan. Participants may receive one or more Awards under the Plan. Directors of the Corporation other than directors who are employees of the Corporation shall be eligible only to receive stock options, stock appreciation rights and restricted stock pursuant to Section 11 hereof.
5. Shares Subject to the Plan
          5.1 The aggregate number of shares of Common Stock available for grant of Awards under the Plan shall be that number of shares remaining available for grant under the Plan on the close of business on the date immediately prior to the 2007 Annual Meeting of Stockholders plus 1,500,000, subject to the adjustments provided for in Section 16 hereof. Shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares, as the Company may from time to time determine.
          5.2 Subject to adjustment as set forth in Section 16 hereof, the maximum aggregate number of shares of Common Stock that may be granted under the Plan in the form of restricted stock grants shall not exceed 50% of the aggregate shares of Common Stock available under the Plan.
          5.3 Shares of Common Stock subject to an Award that expires unexercised or that is forfeited, terminated or canceled, in whole or in part, or is paid in cash in lieu of Common Stock, shall thereafter again be available for grant under the Plan, except that any such shares attributable to a Restricted Stock Award (as defined in Section 9) shall be counted against the restricted stock limit set forth in Section 5.2 hereof.
6. Awards
          Awards under the Plan may consist of: stock options (either incentive stock options within the meaning of Section 422 of the Code or nonstatutory stock options), stock appreciation rights, restricted stock grants, performance shares and long-term cash bonuses; provided that no Participant may be granted Awards during any calendar year with respect thereto in excess of 360,000 shares of Common Stock, subject to the provisions of Section 16. Awards of performance shares and restricted stock may provide the Participant with dividends or dividend equivalents and voting rights prior to vesting (whether based on a period of time or based on attainment of specified performance conditions). The terms, conditions and restrictions of each Award shall be set forth in an Award Agreement.
7. Stock Options
          7.1 Grants. Awards may be granted in the form of stock options. Stock options may be incentive stock options within the meaning of Section 422 of the Code or nonstatutory stock options (i.e., stock options which are not incentive stock options), or a combination of both, or any particular type of tax advantage option authorized by the Code from time to time.

Awards of stock options made to Participants subject to Section 162(m) of the Code are intended to qualify as “qualified performance-based compensation” under Section 162(m) and the provisions of such Awards shall be interpreted in a manner consistent with that intent, to the extent appropriate.
          7.2 Terms and Conditions of Options. An option shall be exercisable in whole or in such installments and at such times and upon such terms as may be determined by the Committee; provided, however, that no stock option shall be exercisable more than ten years after the date of grant thereof. The option exercise price shall be established by the Committee, but such price shall not be less than the Fair Market Value on the date of the stock option’s grant, subject to adjustment as provided in Section 16 hereof.
          7.3 Restrictions Relating to Incentive Stock Options. Stock options issued in the form of incentive stock options shall, in addition to being subject to all applicable terms, conditions, restrictions and limitations established by the Committee, comply with Section 422 of the Code. Incentive stock options shall be granted only to full time employees of the Company and its subsidiaries within the meaning of Section 424 of the Code. The aggregate Fair Market Value (determined as of the date the option is granted) of shares with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of the Company which provides for the granting of incentive stock options) may not exceed $100,000 or such other number as may be applicable under the Code from time to time.
          7.4 Payment. Upon exercise, a Participant may pay the option exercise price of a stock option in cash, shares of Common Stock, stock appreciation rights or a combination of the foregoing, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Common Stock and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option.
          7.5 Additional Terms and Conditions. The Committee may, by way of the Award Agreement or Administrative Policies (or amendments thereto), establish such other terms, conditions or restrictions, if any, on any stock option award, provided they are consistent with the Plan. The Committee may condition the vesting of stock options on the achievement of financial performance criteria established by the Committee at the time of grant.
8. Stock Appreciation Rights
          8.1 Grants. Awards may be granted in the form of stock appreciation rights (“SARs”). Awards of SARs made to Participants subject to 162(m) of the Code are intended to qualify as “qualified performance-based compensation” under Section 162(m) and the provisions of such Awards shall be interpreted in a manner consistent with that intent, to the extent appropriate. SARs shall entitle the recipient to receive a payment equal to the appreciation in market value of a stated number of shares of Common Stock from the price stated in the Award Agreement to the Fair Market Value on the date of exercise or surrender. An SAR may be granted in tandem with all or a portion of a related stock option under the Plan (“Tandem SARs”), or may be granted separately (“Freestanding SARs”); provided, however, that

Freestanding SARs shall be granted only to Participants who are foreign nationals or are employed outside of the United States, or both, and as to whom the Committee determines the interests of the Company could not as conveniently be served by the grant of other forms of Awards under the Plan. A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. In the case of SARs granted in tandem with stock options granted prior to the grant of such SARs, the appreciation in value shall be appreciation from the option exercise price of such related stock option to the Fair Market Value on the date of exercise.
          8.2 Terms and Conditions of Tandem SARs. A Tandem SAR shall be exercisable to the extent, and only to the extent, that the related stock option is exercisable. Upon exercise of a Tandem SAR as to some or all of the shares covered in an Award, the related stock option shall be canceled automatically to the extent of the number of SARs exercised, and such shares shall not thereafter be eligible for grant under Section 5 hereof.
          8.3 Terms and Conditions of Freestanding SARs. Freestanding SARs shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The base price of a Freestanding SAR shall be determined by the Committee; provided, however, that such price shall not be less than the Fair Market Value on the date of the award of the Freestanding SAR.
          8.4 Deemed Exercise. The Committee may provide that an SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR, if at such time the SAR by its terms is otherwise exercisable and, if so exercised, would result in a payment to the Participant.
          8.5 Additional Terms and Conditions. The Committee may, by way of the Award Agreement or Administrative Policies, determine such other terms, conditions and restrictions, if any, on any SAR Award, provided they are consistent with the Plan.
9. Restricted Stock Awards
          9.1 Grants. Awards may be granted in the form of restricted stock (“Restricted Stock Awards”). Restricted Stock Awards shall be awarded in such numbers and at such times as the Committee shall determine.
          9.2 Award Restrictions. Restricted Stock Awards shall be subject to such terms, conditions or restrictions as the Committee deems appropriate including, but not limited to, restrictions on transferability, requirements of continued employment, achievement of individual performance goals or Performance Targets. The period of vesting and the forfeiture restrictions shall be established by the Committee at the time of grant, except that each restriction period shall not be less than 12 months. To the extent Restricted Awards are subject to Performance Targets, it is intended that all such Restricted Stock Awards granted to Participants subject to Section 162(m) of the Code will qualify as “qualified performance-based compensation” under Section 162(m) and such Awards shall be interpreted in a manner consistent with that intent, to the extent appropriate.

          9.3 Rights as Shareholders. During the period in which any restricted shares of Common Stock are subject to forfeiture restrictions imposed under the preceding paragraph, the Committee may, in its discretion, grant to the Participant to whom such restricted shares have been awarded, all or any of the rights of a shareholder with respect to such shares, including, but not limited to, the right to vote such shares and to receive dividends.
          9.4 Evidence of Award. Any Restricted Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book entry registration or issuance of a stock certificate or certificates.
10. Performance Shares
          10.1 Grants. Awards may be granted in the form of shares of Common Stock that are earned only after the attainment of predetermined performance targets during a performance period as established by the Committee (“Performance Shares”).
          10.2 Performance Criteria. The Committee may grant an Award of Performance Shares to Participants as of the first day of each Performance Period established for Performance Shares. Performance Targets will be established at the beginning of each Performance Period. The Committee shall be permitted to make adjustments when determining the attainment of the applicable Performance Targets to reflect extraordinary or nonrecurring items or events, or unusual nonrecurring gains or losses identified in the Company’s financial statements, as long as any such adjustments are made in a manner consistent with Section 162(m) to the extent applicable. Awards of Performance Shares made to Participants subject to Section 162(m) of the Code are intended to qualify under Section 162(m) and provisions of such Awards shall be interpreted in a manner consistent with that intent, to the extent appropriate. At the end of the Performance Period, Performance Shares shall be converted into Common Stock (or cash or a combination of Common Stock and cash, as determined by the Award Agreement) and distributed to Participants based upon such entitlement. Award payments made in cash rather than the issuance of Common Stock shall not, by reason of such payment in cash, result in additional shares being available for reissuance pursuant to Section 5 hereof.
          10.3 Additional Terms and Conditions. The Committee may, by way of the Award Agreement or Administrative Policies, determine the manner of payment of Awards of Performance Shares and other terms, conditions or restrictions, if any, on any Award of Performance Shares, provided they are consistent with the Plan and to the extent applicable, Section 162(m) of the Code.

11. Directors’ Awards
          11.1 Grants. Awards may be granted to nonemployee directors in the form of stock options (“Director Stock Options”), stock appreciation rights (“Director SARs”), restricted stock (“Director Restricted Stock”) or a combination thereof provided the Awards satisfy the requirements of this Section 11. Subject to Section 16 hereof, on the date following the commencement of the Company’s annual meeting of stockholders each year, the Committee, in its sole discretion, shall determine the Award amount granted to each nonemployee director. All such options shall be nonstatutory stock options. The terms, conditions and restrictions of each Award shall be set forth in an Award Agreement.
          11.2 Award Agreement. Director Stock Options, Director SARs and Director Restricted Stock granted to nonemployee directors shall be evidenced by an Award Agreement in the form of a stock option agreement, stock appreciation agreement or restricted stock agreement, as applicable, dated as of the date of the grant, which agreement shall be in such form, consistent with the terms and requirements of this Section 11, as shall be approved by the Committee from time to time and executed on behalf of the Company by its Chief Executive Officer.
          11.3 Option Exercise Price. The option exercise price of Director Stock Options shall be 100 percent of the Fair Market Value on the date such options are granted. The Committee shall be authorized to compute the price per share on the date of grant. Payment of the option exercise price may be made in cash or in shares of Common Stock or a combination of cash and Common Stock.
          11.4 Terms and Conditions of Director Stock Options. Director Stock Options shall become fully exercisable on the first anniversary of the date of grant and shall terminate upon the expiration of five years from the date of grant. To the extent an option is not otherwise exercisable at the date of the nonemployee director’s retirement under a retirement plan or policy of the Company or at the time a nonemployee director ceases to be a director on account of disability, it shall become fully exercisable upon such retirement or cessation of service as a director due to disability. Upon such retirement or cessation of service due to disability, such options shall be exercisable for a period of five years, subject to the original term thereof. Options not otherwise exercisable at the time of the death of a nonemployee director during service with the Company shall become fully exercisable upon his death. Upon the death of a nonemployee director while in service as a director or within the five-year period during which the options are exercisable following the retirement or disability of a nonemployee director, such options shall remain exercisable (subject to the original term of the option) for a period of one year after the date of death. To the extent an option is exercisable on the date a director ceases to be a director (other than by reason of disability, death or retirement), the option shall continue to be exercisable (subject to the original term of the option) for a period of 90 days thereafter.
          11.5 Director SAR Grants. Director SARs shall entitle the recipient to receive a payment equal to the appreciation in market value of a stated number of shares of Common

Stock from the price stated in the Award Agreement to the Fair Market Value on the date of exercise or surrender. A Director SAR may be granted in tandem with all or a portion of a related stock option under the Plan (“Director Tandem SARs”) and may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. In the case of Director SARs granted in tandem with stock options granted prior to the grant of such Director SARs, the appreciation in value shall be appreciation from the option exercise price of such related stock option to the Fair Market Value on the date of exercise.
          11.6 Terms and Conditions of Director Tandem SARs. A Director Tandem SAR shall be exercisable to the extent, and only to the extent, that the related stock option is exercisable. Upon exercise of a Director Tandem SAR as to some or all of the shares covered in an Award, the related stock option shall be canceled automatically to the extent of the number of Director SARs exercised, and such shares shall not thereafter be eligible for grant under Section 5 hereof.
          11.7 Deemed Exercise. The Committee may provide that a Director SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such Director SAR, if at such time the Director SAR by its terms is otherwise exercisable and, if so exercised, would result in a payment to the director.
          11.8 Additional Terms and Conditions. The Committee may, by way of the Award Agreement or Administrative Policies, determine such other terms, conditions and restrictions, if any, on any Director SAR Award, provided they are consistent with the Plan.
          11.9 Award Restrictions. Director Restricted Stock awards shall be subject to such terms, conditions or restrictions as the Committee deems appropriate including, but not limited to, restrictions on transferability or requirements of continued service as a nonemployee director. The period of vesting and the forfeiture restrictions shall be established by the Committee at the time of grant, except that each restriction period shall not be less than 12 months.
          11.10 Rights as Shareholders. During the period in which any restricted shares of Common Stock are subject to forfeiture restrictions imposed under the preceding paragraph, the Committee may, in its discretion, grant to the Participant to whom such restricted shares have been awarded, all or any of the rights of a shareholder with respect to such shares, including, but not limited to, the right to vote such shares and to receive dividends.
          11.11 Evidence of Award. Any Restricted Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book entry registration or issuance of a stock certificate or certificates.
          11.12 Transferability. Except as provided in Section 15 hereof, no option, stock appreciation right or restricted stock shall be transferable by a nonemployee director except by will or the laws of descent and distribution, and during the director’s lifetime options may be exercised only by him or his legal representative.

          11.13 Change of Control. In the event of a Change of Control, the provisions provided in Section 20 will apply to all Awards granted to nonemployee directors.
12. Long-Term Cash Bonus
          12.1 Eligibility. Only Executive Officers shall be eligible to receive a Long-Term Cash Bonus. Not later than ninety (90) days after the commencement of a Performance Period, the Committee shall select the Executive Officers eligible to receive a Long-Term Cash Bonus for the Performance Period. Each Executive Officer participating in a Performance Period shall be eligible to receive a Long-Term Cash Bonus upon completion of a Performance Period only if Executive Officer is still employed by the Company upon the last day of such Performance Period, provided, however, that the Committee shall have the discretion to grant eligibility to the Executive Officer in its discretion, notwithstanding the fact that the Executive Officer is not still employed by the Company at such point.
          12.2 Performance Target(s); Business Criteria; Base Salary Factors. The applicable Business Criteria and Performance Targets for a given Performance Period shall be established by the Committee in advance of the deadlines set forth in the regulations under Section 162(m) of the Code and while the performance relating to the Performance Targets remains substantially uncertain within the meaning of Section 162(m) of the Code. The Committee shall be permitted to make adjustments when determining the attainment of Performance Targets to reflect extraordinary or nonrecurring items or events, or unusual nonrecurring gains or losses identified in the Company’s financial statements, as long as any such adjustments are made in a manner consistent with Section 162(m) of the Code, to the extent applicable.
          12.3 Calculation of Long-Term Cash Bonus. At the beginning of each Performance Period, the Committee shall provide in terms of an objective formula or standard for each Executive Officer: (a) the method of computing the specific amount that will represent the Executive Officer’s Long-Term Cash Bonus; and (b) the Base Salary Factor to be used in calculating any Executive Officer’s Long-Term Cash Bonus. Subject to Section 12.4, at the first meeting of the Committee after the expiration of the Performance Period, the Committee shall determine the extent to which the Performance Targets have been achieved, and shall determine each Executive Officer’s Payment Opportunity based on his or her Base Salary Factor. Notwithstanding the attainment of the Performance Targets, Long-Term Cash Bonuses for individual Executive Officers may be denied or adjusted by the Committee, in its sole judgment, based on its assessment of the Executive Officer’s performance. However, no upward adjustment may be made to a Long-Term Cash Bonus for an Executive Officer if Section 162(m) of the Code would limit the deduction the Company may claim for that Executive Officer’s compensation.
          12.4 Maximum Long-Term Cash Bonus. Notwithstanding any other provision in the Plan, no Executive Officer shall receive for any Performance Period any Long-Term Cash Bonus under the Plan in excess of $3,000,000 or, if less, three times his or her Base Salary as of the last day of the applicable Performance Cycle. Any Payment Opportunity in excess of the foregoing limits shall be reduced automatically to the extent of the excess.

          12.5 Payment. Long-Term Cash Bonuses shall be paid in cash or Restricted Stock Awards, as determined by the Committee and subject to the remaining terms of this Plan. Payment of Long-Term Cash Bonuses shall occur within a reasonable time after the Committee has certified in writing the extent to which the Performance Targets have been achieved and determined the amount of each Executive Officer’s Long-Term Cash Bonus for the given Performance Period pursuant to Sections 12.3 and 12.4 hereof.
13. Dividends and Dividend Equivalents; Deferrals
          13.1 If an Award is granted in the form of a Restricted Stock Award or Performance Shares, the Committee may choose, at the time of the grant of the Award, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner and at such time as the Committee shall determine.
          13.2 The Committee may permit Participants to elect to defer the issuance of shares or the settlement of Awards in cash under Administrative Policies established by the Committee. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts or the payment or crediting of dividend equivalents on deferred settlements denominated in shares. Notwithstanding the foregoing, to the extent the Award being deferred is that of a Participant subject to Section 162(m) of the Code, the Committee will ensure that any increase in the Award will be based upon a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable at the later date will be based upon actual returns, including any decrease or increase in the value of the investment(s).
14. Termination of Employment
          Consistent with the requirements of Section 162(m) regarding “qualified performance-based compensation,” the Committee shall adopt Administrative Policies determining the entitlement of Participants who cease to be employed by either the Company or its subsidiaries due to death, disability, resignation, termination or retirement pursuant to an established retirement plan or policy of the Company or its subsidiaries.
15. Assignment and Transfer
          The rights and interests of a Participant under the Plan may not be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, grant stock options to one or more executive officers or nonemployee directors of the Company (or amend existing stock options) on terms that permit the stock options to be transferred by any such executive officer or nonemployee director, for estate planning purposes, to (a) the executive officer’s or nonemployee director’s spouse, children, grandchildren, parents, siblings, stepchildren, stepgrandchildren or in-laws (“Family Members”), (b) entities that are exclusively family-related, including trusts for the exclusive benefit of Family Members and limited partnerships or limited liability companies in which Family Members are the only partners or members, or (c) such other persons or entities specifically approved by the Committee. The terms and conditions applicable to the transfer of any such stock options shall be established by the Committee, in its discretion but consistent with this Section 15, and shall be contained in the applicable stock option agreement (or an amendment thereto) between the Company and the executive officer.
16. Adjustments Upon Changes in Capitalization
          In the event of any change in the outstanding shares of Common Stock by reason of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or shares of the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan, including any limitations upon individual Participants or regarding Director Stock Options, as well as the number and class of shares issuable, and the related option exercise price, pursuant to then outstanding Awards, shall be appropriately adjusted by the Committee, whose determination shall be final.
17. Withholding Taxes
          The Company shall have the right to deduct from any payment to be made pursuant to the Plan the amount of any taxes required by law to be withheld therefrom, or to require a Participant to pay to the Company such amount required to be withheld prior to the issuance or delivery of any shares of Stock or the payment of cash under the Plan. The Committee may, in its discretion, permit a Participant to elect to satisfy such withholding obligation by having the Company retain the number of shares of Common Stock whose Fair Market Value equals the amount required to be withheld. Any fraction of a share of Common Stock required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash to the Participant.
18. Regulatory Approvals and Listings
          Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Restricted Stock Awards or any other Award payable in Common Stock prior to (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on the Stock Exchange and (iii) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

19. No Right to Continued Employment or Grants
          No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or its subsidiaries. Further, the Company and its subsidiaries expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.
20. Change of Control
          In the event of a Change of Control, (i) all SARs which have not been granted in tandem with stock options shall become exercisable in full, (ii) the restrictions applicable to all shares of restricted stock shall lapse and such shares shall be deemed fully vested and all restricted stock granted in the form of share units shall be paid in cash, (iii) all Performance Shares and Long-Term Cash Bonuses shall be deemed to be earned in full at the Payment Opportunity associated with the achievement of 100% of the Performance Targets assigned to such Awards, and all Performance Shares granted in the form of share units shall be paid in cash, and (iv) any Participant who has been granted a stock option which is not exercisable in full shall be entitled, in lieu of the exercise of the portion of the stock option which is not exercisable, to obtain a cash payment in an amount equal to the difference between the option price of such stock option and (A) in the event the Change of Control is the result of a tender offer or exchange offer for the Common Stock, the final offer price per share paid for the Common Stock, or such lower price as the Committee may determine with respect to any incentive stock option to preserve its incentive stock option status, multiplied by the number of shares of Common Stock covered by such portion of the stock option, or (B) in the event the Change of Control is the result of any other occurrence, the aggregate value of the Common Stock covered by such portion of the stock option, as determined by the Committee at such time. The Committee may, in its discretion, include such further provisions and limitations in, any agreement documenting such Awards as it may deem equitable and in the best interests of the Company.
21. Amendment
          The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made that would impair the rights of a Participant under an outstanding Award without the Participant’s consent, and no amendment shall be made without stockholder approval if such approval is necessary in order to preserve the applicability of any exemption under Rule 16b-3 under the Exchange Act or qualification of any Award under Section 162(m), or is otherwise required as a matter of law. Further, no amendment to the Plan shall be effective that would: (a) increase the maximum amount that can be paid to a Participant under the Plan; (b) change the Business Criteria for payment of performance-based Awards; or (c) modify the eligibility requirements for Participants in the Plan, unless first approved by the Company’s stockholders. An Award Agreement may be amended by action of the Board or the Committee, provided that no such amendment shall be made that would impair the rights of a Participant under such Award Agreement without the Participant’s consent.

22. Governing Law
          The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.
23. Rights as Shareholder
          Except as otherwise provided in the Award Agreement, a Participant shall have no rights as a shareholder until he or she becomes the holder of record. To the extent any person acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company.
24. Effective Date
          The Plan became effective on December 23, 1993. Subject to earlier termination pursuant to Section 20, the Plan shall terminate effective December 31, 2012. After termination of the Plan, no future Awards may be granted but previously made Awards shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Plan.